Contract No: ________________________


                      INTERNET BUSINESS SERVICES AGREEMENT


This Agreement is made between

                  DEXTON  ENTERPRISES  INC., a Company having its head office at
                  3112  Boundary  Road,  Burnaby,   British  Columbia,  V5M  4A2
                  ("Customer")

AND
                  BC TEL ADVANCED COMMUNICATIONS, a division of BC TEL
                  SYSTEMS SUPPORT INC., a company incorporated pursuant to the laws of British Columbia and having its head office at 2200 - 4720 Kingsway, Burnaby, British Columbia, V5H 4N2 ("Supplier")



WHEREAS Supplier wishes to provide and Customer wishes to receive Internet Business Services subject to and in accordance with the terms of this Agreement,

NOW THEREFORE, this Agreement witnesses that Customer and Supplier agree to be bound by the General Terms and Conditions and the Exhibits attached to this Agreement which form an integral part of this Agreement.

This Agreement shall have effect as of the date upon which Supplier receives a copy of this Agreement duly executed by Customer.

IN WITNESS WHEREOF, Customer and Supplier have executed this Agreement by their authorized signatories.

                         DEXTON ENTERPRISES INC.

                         By:          /s/ Christopher D'Souza
                                       Authorized Signatory

                         Name:        Christopher D'Souza
                                      (Please Print)

                         Title:       VP Corporate Services


                         Date:        September 14, 1999

                         BC TEL ADVANCED COMMUNICATIONS,
                         a division of BC TEL SYSTEMS SUPPORT INC.

                         By:          /s/ Jim McLean
                                      Authorized Signatory




                         Name:        Jim McLean
                         Title:       AVP Sales, Business Internet &
                                      Internetworking Services

                         Date:        __________________________________________

                      INTERNET BUSINESS SERVICES AGREEMENT

                          General Terms and Conditions



1.       Definitions

         In this Agreement and the Exhibits attached, the following words have the meanings set out below:

          "Customer Equipment" means Customer owned equipment that provides the interface to Supplier Equipment;

          "Customer Particulars Exhibit" means the Exhibit of particulars respecting Customer attached to this Agreement;

          "Customer Sites" means the Customer end-user locations described in the Customer Particulars Exhibit;

          "Effective Date" means the date upon which this Agreement shall have effect, as specified on page 1 of this Agreement;

          "Fees" means, in respect of any Services, the fees payable by Customer to Supplier in respect of the Services described in each Services Exhibit;

          "Indemnitees" means the persons described in section 8.3 of this Agreement.

          "Service Effective Date" means the date upon which the Services are available for use by Customer, unless otherwise specified in respect of a particular Service in a Services Exhibit;

          "Services Exhibit" means, in respect of each of the Services provided pursuant to this Agreement, the Services Exhibit which describes the Service, the Fees applicable to each Service, the Customer Equipment required for each Service and the date by which the Services are available for use by Customer;

          "Service(s)" shall mean the services to be supplied to Customer in accordance with the terms of this Agreement, all as described in the Services Exhibit;

          "Supplier Communication System" means Supplier Equipment and all Supplier owned software and electronics used to provide Services to Customer;

          "Supplier Equipment" means Supplier's equipment and hardware dedicated exclusively to the supply of Services to Customer as may be described in the Services Exhibit; and

          "Term" means the term of this Agreement as set out on the Customer Particulars Exhibit, unless otherwise specified in respect of a particular Service in a Services Exhibit.

2.       Services

2.1 Supplier shall provide the Services in accordance with the terms of this Agreement. Customer shall receive the Services from Supplier and comply with the terms of this Agreement.

2.2 Throughout the Term, Customer may request in writing additional Services or that Services be made available at additional Customer Sites or that additional access feeds be provided at existing Customer Sites. If Supplier can accommodate such requests, Supplier shall provide a quote respecting the Fees applicable for such request and specify a date by which the requested Services will be available to Customer.

3.       Installation

3.1 Supplier shall be responsible to install and maintain the cabling required to provide Services to the legal boundary of the properties upon which the Customer Sites are located. Customer shall be responsible to obtain at its sole cost all rights-of-way, permissions and/or third party consents required to permit Supplier to install and maintain the cabling from such legal boundary to the Customer Equipment. Customer shall at its sole cost undertake all necessary preparations required to comply with Supplier's reasonable installation and maintenance instructions.

3.2      Customer shall ensure that:

         (a) all work required to be done by Customer pursuant to section 3.1 shall be done in accordance with all applicable laws and in accordance with Supplier's instructions; and

         (b) all utilities, accesses and building alterations required to install and service the Supplier Equipment are provided at Customer's sole cost at least seven days prior to the date the Services are available for use by Customer.

4.       Service Effective Date

4.1 Supplier shall exert all reasonable efforts to ensure that the Services are available for use by Customer by the date specified in writing by Supplier to Customer upon Supplier's receipt of a signed copy of this Agreement from Customer. Customer shall use all reasonable efforts to complete its obligations set out in section 3.1 in a timely manner.

5.       Service Performance

5.1 Supplier shall use all reasonable efforts to ensure the continuous supply of Services to Customer. Evaluation of the performance of the Services does not include performance during maintenance windows
         reserved  to  allow  installation,   system  upgrades  and  to  add  or
         re-configure Customer's end-users and other Customers, unplanned outages or problems originating from parties other than Supplier or Supplier's contractors. The maintenance windows will be scheduled, based on Customer feedback, to minimize the impact on Customer's use of the Services.

6.       Equipment

6.1 Subject to sections 3.1 and 3.2, Supplier shall supply and install Supplier Equipment at the Customer Sites. Supplier shall lease to Customer the Supplier Equipment upon the following terms:

         (a) Fees include any lease payments for Supplier Equipment and such shall be deemed terminated on expiry of the Term or termination of this Agreement or upon removal of Supplier Equipment pursuant to sections
         12.1 or 12.2;

         (b) Supplier Equipment shall at all times remain the property of Supplier, notwithstanding that such equipment or any part thereof may at any time be affixed or attached to real property or any building; and

         (c) Customer shall be liable for any loss, theft or damage to Supplier Equipment situated on Customer's property, whether such loss, theft or damage is attributable to the fault of Customer or otherwise, ordinary wear and tear excepted.

6.2 Customer shall be responsible for the use and compatibility of equipment or software which is not Supplier Equipment. If Customer uses equipment or software which is not Supplier Equipment which impairs Customer's use of the Service, Customer shall remain liable for payment for the Service. Upon notice from Supplier that the equipment or software which is not Supplier Equipment is causing or is likely to cause hazard, interference or service disruption, Customer shall eliminate the likelihood of hazard, interference or service disruption. Customer shall, if necessary, pay Supplier to address difficulties caused by equipment or software which is not Supplier Equipment.

7.       Maintenance Obligations

7.1 Subject to section 7.2, Supplier shall at its sole cost maintain Supplier Communication System in good operating condition provided that Supplier shall not be responsible for any repair or maintenance caused by:

         (a) Supplier Equipment being used other than for the purposes intended under this Agreement or being operated other than in accordance with Supplier's specifications;

         (b) catastrophe, accidents or the fault, negligence, misuse, improper or unauthorized use of Supplier Equipment by Customer, its employees, agents or contractors;

         (c) removal of Supplier Equipment from the locations authorized pursuant to this Agreement without the Supplier's prior written consent, such consent not to be unreasonably withheld; or

         (d) Customer uses, additions or alterations to Supplier Equipment without the Supplier's prior written consent, such consent not to be unreasonably withheld.

7.2 Supplier, its employees, contractors, and agents shall at all times enjoy reasonable access to any Customer controlled cabling or facilities which Supplier is obligated in any manner to maintain including Supplier Equipment and shall be provided a safe environment in which to perform any work to be undertaken by Supplier in accordance with this Agreement. Customer shall be responsible for ensuring timely access by Supplier to each Customer Site. If Supplier is delayed by Customer in any manner in obtaining reasonable access to each Customer's Site, the obligations of Supplier shall be waived to the extent attributable to delayed or prohibited access. Customer shall upon request reimburse Supplier at Supplier's current labour rates if such delayed or prohibited access results in travel or waiting time for Supplier.

8.       Customer Obligations

8.1 Customer shall at its expense maintain all Customer Equipment. Customer shall ensure that all equipment used by Customer (excluding Supplier Equipment) is technically and operationally compatible with Supplier Equipment and the Supplier Communication System. Supplier shall not be obligated to connect any Supplier Equipment to any equipment used by Customer which does not comply with these requirements.

8.2 Customer shall use all reasonable efforts not to do and shall advise its customers not to do any of thefollowing:

         (a) knowingly disclose confidential information, except as required by law;

         (b) knowingly engage in any activity which, in the reasonable opinion of Supplier, might restrict, inhibit or deny any customer of Supplier from using or accessing the whole or any part of the Internet; or

         (c) knowingly facilitate the communication of any material that constitutes or encourages conduct that might constitute a criminal offense, give rise to civil liability, or otherwise violate any applicable laws and regulations.

8.3 Supplier, its officers, directors, employees, affiliates and suppliers (collectively, the "Indemnitees") do not assume any liability in connection with breach by Customer of the foregoing obligations or for acts or omissions of Customer which occasion direct, indirect, incidental or consequential damages to Supplier Communication System or to other third parties and Customer shall indemnify and hold harmless the Indemnitees for any and all such breaches, acts or omissions. Customer agrees to defend, indemnify and hold the Indemnitees harmless from any and all liabilities, costs and expenses, including reasonable attorneys' fees, related to or arising from:

         (a)  any violation of this Agreement by Customer;

         (b) the use of the Service or the Internet or the placement or transmission of any message, information, software or other materials on the Internet by Customer;

         (c) negligent acts or omissions of Customer, its officers, employees, agents or contractors in connection with the installation, maintenance, use or removal of any equipment or software not provided by Supplier which is connected to the Services; or

         (d) claims for infringement of proprietary rights arising from the use by Customer of equipment, hardware or software, apparatus or systems not provided by Supplier in connection with the Service.

9.       Limited Software License

9.1 All right, title and interest in and to any software programs forming part of the Supplier Equipment or Supplier Communication System shall remain that of Supplier or the licensing party which authorized its use by Supplier. Customer shall not change or copy such software programs (except for safeguard or archive copies marked to show Supplier's ownership) nor make it available to any employees, contractors, agents or third parties other than those who require it to receive the Services.

10.      Fees

10.1 Customer shall pay Fees commencing on the Service Effective Date and continuing monthly in advance thereafter throughout the Term.

10.2 All Fees shall be payable no later than 30 days following receipt of an invoice which shall be deemed accepted by Customer if not disputed within 30 days of the invoice date. All payments shall be made by Customer at the address specified by Supplier. Interest on overdue amounts shall accrue at 21% per annum. For any incomplete calendar month, Fees shall be adjusted on a daily basis.

10.3 Customer shall pay in addition to the Fees, all taxes, assessments and government charges including but not limited to Social Service Tax, Excise Tax, Goods and Services Tax, and any other taxes applicable to the receipt of the Services excluding taxes on the income of the Supplier.

11.      Renewal of Term

11.1 This Agreement shall be renewed and extended automatically on the same terms and conditions as are contained in this Agreement except for the Fees, which shall be set at Supplier's then current rates, unless either party gives to the other at least 60 days written notice of its election to terminate the Agreement prior to the expiry of the Term or any renewal period.

12.      Termination and Suspension of Service

12.1 In addition to any other remedies available to Supplier for breach or default, Supplier may immediately terminate, restrict or suspend the provision of Services to Customer:

         (a)  if any Fees payable hereunder are not paid when due; or

         (b) if, upon 20 days written notice, Customer fails to comply with any of its other obligations under this Agreement.

         In the event of default or breach by Customer, Supplier may enter Customer's premises and remove all Supplier Equipment.

12.2 Supplier may immediately deny Customer access to all or part of the Internet upon notice if Customer engages in any conduct or activities that Supplier in its sole discretion believes violates this Agreement or any policy adopted by Supplier from time to time of which notice is given in advance to Customer including, without limitation, Supplier's Acceptable Use Policy a copy of which can be obtained from the Internet address http://www.bcteladvanced.com/aup/index.html. If Supplier denies Customer access to the Internet because of such a violation, neither Customer nor its customers shall have any right to:

         (a) access through Supplier any materials stored on the Internet; or

         (b) access third party services, merchandise or information on the Internet through Supplier, and Supplier shall have no responsibility to notify any third-party providers of services, merchandise or information nor any responsibility for any consequences resulting from lack of notification.

12.3 If Supplier fails to comply with any of its obligations hereunder and Customer provides prompt written notice of such failure to Supplier, Supplier shall have 30 days from receipt of such notice to rectify the failure. If, at the end of such 30 day period, Supplier has not remedied the failure, Customer may, within a further ten day period, elect in writing to terminate Services to the affected Customer Sites. If Customer does so, Supplier shall terminate Services between those points and no further Fees shall be applicable in connection with the discontinued Service from the date of the original written notification from the Customer to terminate the Service and Supplier shall be entitled at its sole cost to remove all Supplier Equipment located at Customer Site.

13.      Limitation of Liability

13.1 Customer understands that the Indemnitees do not operate or control the Internet in any way, and that all merchandise, information and services offered or made available on the Internet are offered or made available by third parties who are not affiliated with the Indemnitees. The Indemnitees do not make any express or implied warranties or representations whatsoever (including without limitation warranties of title or non-infringement, or the implied warranties of merchantability or fitness for a particular purpose) with regard to any merchandise, information or service provided through the Internet, and they shall not be liable for any cost or damage arising either directly or indirectly from any such transaction.

13.2 Under no circumstances shall Supplier, its affiliates or contractors be liable for any indirect incidental, special, punitive or consequential damages that result in any way from Customer's use of or inability to use the Service or to access the Internet or any part thereof, or Customer's reliance on or use of information, services or merchandise provided on or through the Service, or that result from mistakes, omissions, interruptions, deletion of files, errors, defects, delays in operation, or transmission, or any failure of performance.

13.3 Without in any manner limiting the express limitations contained in this section, Supplier shall not be liable to Customer for any:

         (a) act or omission of a telecommunications carrier whose facilities are used in establishing connections to points which Supplier does not directly serve;

         (b) disclosure of private communications to parties other than the intended recipient, or the disclosure of confidential information;

         (c) restriction or inhibition imposed by a party other than Supplier from using or accessing the Internet;

         (d) posting, transmittal or receipt over Supplier's communications system of any material that constitutes or encourages conduct that might constitute a criminal offense, give rise to civil liability, or otherwise violate any applicable laws and regulations;

         (e) posting or transmittal of any information or software that Customer is aware contains a virus, worm, cancel bot or other harmful component; or

         (f) infringement of patents or other proprietary rights arising from combining or using Customer-provided facilities with Supplier Equipment or the Services.

13.4 The foregoing limitations shall apply to all acts or omissions of Supplier whether negligent or otherwise which would, but for this section, give rise to a cause of action in contract and/or tort law.

14.      General

14.1 This Agreement shall enure to the benefit of and be binding upon Supplier and Customer, and their respective heirs, executors, administrators, successors and permitted assigns. Customer shall not assign this Agreement without Supplier's prior written consent, such consent not to be unreasonably withheld.

14.2 This Agreement forms the entire agreement between the parties concerning the subject matter hereof and supersedes all prior written and oral agreements between the parties. Any modification of this Agreement shall not be valid unless reduced to writing and agreed to by Customer and Supplier.

14.3 Notwithstanding any other term of this Agreement, neither Party shall be liable for any delay, interruption or fault in the performance of its obligations hereunder if caused by acts of God, war, declared or undeclared, fire, flood, storm, slide, earthquake, power failure, inability to obtain equipment, supplies or other facilities not caused by failure to pay the then prevailing prices, labour disputes or any other similar event beyond the control of the party affected which may prevent or delay such performance. If any such act or event occurs or is likely to occur the party affected shall promptly notify the other party, giving particulars of the event. The party so affected shall use all reasonable efforts to eliminate or remedy the event, but shall not be obligated to take any action relating to a labour dispute.

14.4 Supplier reserves the right to refuse to carry out any work at any Customer Sites which, in Supplier's reasonable opinion is, or may be a hazardous workplace environment. Supplier shall comply with all of Customer's safety requirements where applicable, however, any protective clothing or any other equipment required as a result of Customer's requirements shall be provided to Supplier at no cost.

14.5 The parties hereto represent that they have full authority to enter into this Agreement and that no further act or approval is required to make this Agreement binding other than signature by each party's authorized signatory. Should any portion of this Agreement be held to be void in law, this Agreement shall be construed, so far as is possible, as if such portion had never been contained herein. This Agreement shall be construed and interpreted in accordance with the laws of the Province of British Columbia.

14.6 Notice to be provided under this Agreement shall be effectively delivered if delivered by hand, sent by facsimile transmission, or forwarded by registered mail to the business address of the other party, and to the attention of the authorized signatories as described on the first page of this Agreement. Notice shall be deemed to be delivered on the date of delivery or the date following facsimile transmission or if sent by registered mail on the third day after mailing.

                                  Services Fees

The agreement between Supplier and DEXTON ENTERPRISES INC., consists of the following services.

                                                      Setup or                Monthly Fees
Description                                          Onetime Fees


Connectivity Services

BIADSL Internet Connection                               N/A                     $550.00
BIADSL Usage Fees                                        N/A                     $20.00/GB (over 40GB)


Basic Services

Primary Domain Name Services                             N/A                     N/A
Primary Mail Services (40 Mailboxes)1                    N/A                     N/A



1 Disk Usage Fee                                         N/A                    $1.00/MB (10MB - 1GB)






Term of the Agreement: This Agreement shall have effect from and after the Effective Date and shall continue for a period of 1 year following the "Service Effective Date".

                              Service Descriptions


SECTION 1 - CONNECTIVITY SERVICES

Business Internet ADSL (BIADSL) Service

Includes the facilities, facility termination unit, and a customer premise router with an 10BaseT Ethernet RJ45 connector. The equipment is owned, installed and maintained by Supplier. Service will be delivered via Supplier over an existing individual BC TEL Business telephone line.

The business telephone line (1B) is the responsibility of the customer to have in place before the BIADSL service is installed. The BIADSL service fees do not include the charges for the business telephone line (1B) which the BIADSL is installed over, the service (including any fees) is a separate arrangement between BC TEL and the customer.

The BIADSL Service will have performance levels that are dependent on the telephone line loop condition where it is installed. The performance will vary over time as loop conditions vary. As such no specific performance levels in terms of throughput can be guaranteed by the supplier.

All efforts will be made to qualify the telephone line loop for suitability of the ADSL service before an order is accepted from a customer. However, it may be determined during installation at the customer site that the telephone line loop is unsuitable for the BIADSL service. Under such circumstances the BIADSL contract will be terminated without penalty and the BIADSL service installation fee returned to the customer.

Because of the nature of the ADSL technology the BIADSL service cannot be moved from one location to another. A new service would need to be installed at the new location.

COMPLEMENTARY SERVICES

The following services are provided at no charge when a Connectivity Service is purchased.

Simple Mail Transfer Protocol (SMTP) Mail Feed

Supplier will route SMTP traffic to Customer's primary mail server.

Usenet News Server

Supplier provides Customer with access to approximately 25,000 news and discussion groups through Supplier's Usenet news server. For a one time fee, Supplier will provide newsgroup filtering services (See section on News filtering).

IP Address Registration

Every user/computer accessing the Internet must have a unique Internet (IP) address. Supplier will register/provide Customer with sufficient IP addresses for Customer's hosts.

A typical IP address is structured as 4 sets numbers separated by periods. (e.g. 131.108.122.204). The first 3 numbers in the address identifies the customer's network (e.g. 131.108.122), while the last number identify the individual hosts on the network (e.g. 204). Subnetting of a full class "C" address may be required.

As representatives of Customer, Supplier will negotiate with Internic to acquire and justify the requested number of addresses. The number of addresses will be determined by the Internic and not by Supplier.

Addresses assigned to Customer are the property of Supplier. At the end of the Term, the assigned IP addresses shall be returned to Supplier.

Secondary Domain Name Server (SDNS)
Supplier will provide secondary Domain Name Server Service for Customer.


SECTION 2 - BASIC SERVICES

Primary Domain Name Server

A Domain Name is the English equivalent of a defined number of class C IP addresses. For example, bctel.net is the domain name for a block of 64 IP addresses.

Supplier will register and maintain the Host Name Lookup Table which associates Customer's IP address with Customer's host name.


Primary Mail Server
Supplier will administer and store Customer's e-mail on its server. Ten megabytes of free disk space is provided per mailbox with an additional monthly charge of $1.00/MB over 10MB.

                                           Contract No: ________________________


                      INTERNET BUSINESS SERVICES AGREEMENT


This Agreement is made between

                  ABLE AUCTIONS (1991) LTD., a Company having its head office at
                  8308  -  129  Street,   Surrey,   British  Columbia,  V3W  0A6
                  ("Customer")

AND
                  TELUS ADVANCED COMMUNICATIONS, a division of TELUS SYSTEMS SUPPORT INC., a company incorporated pursuant to the laws of British Columbia and having its head office at 2200 - 4720 Kingsway, Burnaby, British Columbia, V5H 4N2 ("Supplier")



WHEREAS Supplier wishes to provide and Customer wishes to receive Internet Business Services subject to and in accordance with the terms of this Agreement,

NOW THEREFORE, this Agreement witnesses that Customer and Supplier agree to be bound by the General Terms and Conditions and the Exhibits attached to this Agreement which form an integral part of this Agreement.

This Agreement shall have effect as of the date upon which Supplier receives a copy of this Agreement duly executed by Customer.

IN WITNESS WHEREOF, Customer and Supplier have executed this Agreement by their authorized signatories.

                         ABLE AUCTIONS (1991) LTD.

                         By:          /s/ Christopher D'Souza
                                      Authorized Signatory

                         Name:        Christopher D'Souza
                                      (Please Print)

                         Title:       M.I.S. Project Manager

                         Date:        August 16, 1999

                         TELUS ADVANCED COMMUNICATIONS,
                         a division of TELUS SYSTEMS SUPPORT INC.

                         By:          /s/ Jim McLean
                                      Authorized Signatory


                         Name:        Jim McLean


                         Title:       AVP Sales, Business Internet &
                                      Internetworking Services

                         Date:        August 31, 1999

                      INTERNET BUSINESS SERVICES AGREEMENT

                          General Terms and Conditions



1.       Definitions

         In this Agreement and the Exhibits attached, the following words have the meanings set out below:

          "Customer Equipment" means Customer owned equipment that provides the interface to Supplier Equipment;

          "Customer Particulars Exhibit" means the Exhibit of particulars respecting Customer attached to this Agreement;

          "Customer Sites" means the Customer end-user locations described in the Customer Particulars Exhibit;

          "Effective Date" means the date upon which this Agreement shall have effect, as specified on page 1 of this Agreement;

          "Fees" means, in respect of any Services, the fees payable by Customer to Supplier in respect of the Services described in each Services Exhibit;

          "Indemnitees" means the persons described in section 8.3 of this Agreement.

          "Service Effective Date" means the date upon which the Services are available for use by Customer, unless otherwise specified in respect of a particular Service in a Services Exhibit;

          "Services Exhibit" means, in respect of each of the Services provided pursuant to this Agreement, the Services Exhibit which describes the Service, the Fees applicable to each Service, the Customer Equipment required for each Service and the date by which the Services are available for use by Customer;

          "Service(s)" shall mean the services to be supplied to Customer in accordance with the terms of this Agreement, all as described in the Services Exhibit;

          "Supplier Communication System" means Supplier Equipment and all Supplier owned software and electronics used to provide Services to Customer;

          "Supplier Equipment" means Supplier's equipment and hardware dedicated exclusively to the supply of Services to Customer as may be described in the Services Exhibit; and

          "Term" means the term of this Agreement as set out on the Customer Particulars Exhibit, unless otherwise specified in respect of a particular Service in a Services Exhibit.

2.       Services

2.1 Supplier shall provide the Services in accordance with the terms of this Agreement. Customer shall receive the Services from Supplier and comply with the terms of this Agreement.

2.2 Throughout the Term, Customer may request in writing additional Services or that Services be made available at additional Customer Sites or that additional access feeds be provided at existing Customer Sites. If Supplier can accommodate such requests, Supplier shall provide a quote respecting the Fees applicable for such request and specify a date by which the requested Services will be available to Customer.

3.       Installation

3.1 Supplier shall be responsible to install and maintain the cabling required to provide Services to the legal boundary of the properties upon which the Customer Sites are located. Customer shall be responsible to obtain at its sole cost all rights-of-way, permissions and/or third party consents required to permit Supplier to install and maintain the cabling from such legal boundary to the Customer Equipment. Customer shall at its sole cost undertake all necessary preparations required to comply with Supplier's reasonable installation and maintenance instructions.

3.2      Customer shall ensure that:

         (a) all work required to be done by Customer pursuant to section 3.1 shall be done in accordance with all applicable laws and in accordance with Supplier's instructions; and

         (b) all utilities, accesses and building alterations required to install and service the Supplier Equipment are provided at Customer's sole cost at least seven days prior to the date the Services are available for use by Customer.

4.       Service Effective Date

4.1 Supplier shall exert all reasonable efforts to ensure that the Services are available for use by Customer by the date specified in writing by Supplier to Customer upon Supplier's receipt of a signed copy of this Agreement from Customer. Customer shall use all reasonable efforts to complete its obligations set out in section 3.1 in a timely manner.

5.       Service Performance

5.1 Supplier shall use all reasonable efforts to ensure the continuous supply of Services to Customer. Evaluation of the performance of the Services does not include performance during maintenance windows
         reserved  to  allow  installation,   system  upgrades  and  to  add  or
         re-configure Customer's end-users and other Customers, unplanned outages or problems originating from parties other than Supplier or Supplier's contractors. The maintenance windows will be scheduled, based on Customer feedback, to minimize the impact on Customer's use of the Services.

6.       Equipment

6.1 Subject to sections 3.1 and 3.2, Supplier shall supply and install Supplier Equipment at the Customer Sites. Supplier shall lease to Customer the Supplier Equipment upon the following terms:

         (a) Fees include any lease payments for Supplier Equipment and such shall be deemed terminated on expiry of the Term or termination of this Agreement or upon removal of Supplier Equipment pursuant to sections
         12.1 or 12.2;

         (b) Supplier Equipment shall at all times remain the property of Supplier, notwithstanding that such equipment or any part thereof may at any time be affixed or attached to real property or any building; and

         (c) Customer shall be liable for any loss, theft or damage to Supplier Equipment situated on Customer's property, whether such loss, theft or damage is attributable to the fault of Customer or otherwise, ordinary wear and tear excepted.

6.2 Customer shall be responsible for the use and compatibility of equipment or software which is not Supplier Equipment. If Customer uses equipment or software which is not Supplier Equipment which impairs Customer's use of the Service, Customer shall remain liable for payment for the Service. Upon notice from Supplier that the equipment or software which is not Supplier Equipment is causing or is likely to cause hazard, interference or service disruption, Customer shall eliminate the likelihood of hazard, interference or service disruption. Customer shall, if necessary, pay Supplier to address difficulties caused by equipment or software which is not Supplier Equipment.

7.       Maintenance Obligations

7.1 Subject to section 7.2, Supplier shall at its sole cost maintain Supplier Communication System in good operating condition provided that Supplier shall not be responsible for any repair or maintenance caused by:

         (a) Supplier Equipment being used other than for the purposes intended under this Agreement or being operated other than in accordance with Supplier's specifications;

         (b) catastrophe, accidents or the fault, negligence, misuse, improper or unauthorized use of Supplier Equipment by Customer, its employees, agents or contractors;

         (c) removal of Supplier Equipment from the locations authorized pursuant to this Agreement without the Supplier's prior written consent, such consent not to be unreasonably withheld; or

         (d) Customer uses, additions or alterations to Supplier Equipment without the Supplier's prior written consent, such consent not to be unreasonably withheld.

7.2 Supplier, its employees, contractors, and agents shall at all times enjoy reasonable access to any Customer controlled cabling or facilities which Supplier is obligated in any manner to maintain including Supplier Equipment and shall be provided a safe environment in which to perform any work to be undertaken by Supplier in accordance with this Agreement. Customer shall be responsible for ensuring timely access by Supplier to each Customer Site. If Supplier is delayed by Customer in any manner in obtaining reasonable access to each Customer's Site, the obligations of Supplier shall be waived to the extent attributable to delayed or prohibited access. Customer shall upon request reimburse Supplier at Supplier's current labour rates if such delayed or prohibited access results in travel or waiting time for Supplier.

8.       Customer Obligations

8.1 Customer shall at its expense maintain all Customer Equipment. Customer shall ensure that all equipment used by Customer (excluding Supplier Equipment) is technically and operationally compatible with Supplier Equipment and the Supplier Communication System. Supplier shall not be obligated to connect any Supplier Equipment to any equipment used by Customer which does not comply with these requirements.

8.2 Customer shall use all reasonable efforts not to do and shall advise its customers not to do any of the following:

         (a) knowingly disclose confidential information, except as required by law;

         (b) knowingly engage in any activity which, in the reasonable opinion of Supplier, might restrict, inhibit or deny any customer of Supplier from using or accessing the whole or any part of the Internet; or

         (c) knowingly facilitate the communication of any material that constitutes or encourages conduct that might constitute a criminal offense, give rise to civil liability, or otherwise violate any applicable laws and regulations.

8.3 Supplier, its officers, directors, employees, affiliates and suppliers (collectively, the "Indemnitees") do not assume any liability in connection with breach by Customer of the foregoing obligations or for acts or omissions of Customer which occasion direct, indirect, incidental or consequential damages to Supplier Communication System or to other third parties and Customer shall indemnify and hold harmless the Indemnitees for any and all such breaches, acts or omissions. Customer agrees to defend, indemnify and hold the Indemnitees harmless from any and all liabilities, costs and expenses, including reasonable attorneys' fees, related to or arising from:

         (a)  any violation of this Agreement by Customer;

         (b) the use of the Service or the Internet or the placement or transmission of any message, information, software or other materials on the Internet by Customer;

         (c) negligent acts or omissions of Customer, its officers, employees, agents or contractors in connection with the installation, maintenance, use or removal of any equipment or software not provided by Supplier which is connected to the Services; or

         (d) claims for infringement of proprietary rights arising from the use by Customer of equipment, hardware or software, apparatus or systems not provided by Supplier in connection with the Service.

9.       Limited Software License

9.1 All right, title and interest in and to any software programs forming part of the Supplier Equipment or Supplier Communication System shall remain that of Supplier or the licensing party which authorized its use by Supplier. Customer shall not change or copy such software programs (except for safeguard or archive copies marked to show Supplier's ownership) nor make it available to any employees, contractors, agents or third parties other than those who require it to receive the Services.

10.      Fees

10.1 Customer shall pay Fees commencing on the Service Effective Date and continuing monthly in advance thereafter throughout the Term.

10.2 All Fees shall be payable no later than 30 days following receipt of an invoice which shall be deemed accepted by Customer if not disputed within 30 days of the invoice date. All payments shall be made by Customer at the address specified by Supplier. Interest on overdue amounts shall accrue at 21% per annum. For any incomplete calendar month, Fees shall be adjusted on a daily basis.

10.3 Customer shall pay in addition to the Fees, all taxes, assessments and government charges including but not limited to Social Service Tax, Excise Tax, Goods and Services Tax, and any other taxes applicable to the receipt of the Services excluding taxes on the income of the Supplier.

11.      Renewal of Term

11.1 This Agreement shall be renewed and extended automatically on the same terms and conditions as are contained in this Agreement except for the Fees, which shall be set at Supplier's then current rates, unless either party gives to the other at least 60 days written notice of its election to terminate the Agreement prior to the expiry of the Term or any renewal period.

12.      Termination and Suspension of Service

12.1 In addition to any other remedies available to Supplier for breach or default, Supplier may immediately terminate, restrict or suspend the provision of Services to Customer:

         (a)  if any Fees payable hereunder are not paid when due; or

         (b) if, upon 20 days written notice, Customer fails to comply with any of its other obligations under this Agreement.

         In the event of default or breach by Customer, Supplier may enter Customer's premises and remove all Supplier Equipment.

12.2 Supplier may immediately deny Customer access to all or part of the Internet upon notice if Customer engages in any conduct or activities that Supplier in its sole discretion believes violates this Agreement or any policy adopted by Supplier from time to time of which notice is given in advance to Customer including, without limitation, Supplier's Acceptable Use Policy a copy of which can be obtained from the Internet address http://www.tac.telus.com/acceptable_use.html. If Supplier denies Customer access to the Internet because of such a violation, neither Customer nor its customers shall have any right to:

         (a) access through Supplier any materials stored on the Internet; or

         (b) access third party services, merchandise or information on the Internet through Supplier, and Supplier shall have no responsibility to notify any third-party providers of services, merchandise or information nor any responsibility for any consequences resulting from lack of notification.

12.3 If Supplier fails to comply with any of its obligations hereunder and Customer provides prompt written notice of such failure to Supplier, Supplier shall have 30 days from receipt of such notice to rectify the failure. If, at the end of such 30 day period, Supplier has not remedied the failure, Customer may, within a further ten day period, elect in writing to terminate Services to the affected Customer Sites. If Customer does so, Supplier shall terminate Services between those points and no further Fees shall be applicable in connection with the discontinued Service from the date of the original written notification from the Customer to terminate the Service and Supplier shall be entitled at its sole cost to remove all Supplier Equipment located at Customer Site.

13.      Limitation of Liability

13.1 Customer understands that the Indemnitees do not operate or control the Internet in any way, and that all merchandise, information and services offered or made available on the Internet are offered or made available by third parties who are not affiliated with the Indemnitees. The Indemnitees do not make any express or implied warranties or representations whatsoever (including without limitation warranties of title or non-infringement, or the implied warranties of merchantability or fitness for a particular purpose) with regard to any merchandise, information or service provided through the Internet, and they shall not be liable for any cost or damage arising either directly or indirectly from any such transaction.

13.3 Under no circumstances shall Supplier, its affiliates or contractors be liable for any indirect incidental, special, punitive or consequential damages that result in any way from Customer's use of or inability to use the Service or to access the Internet or any part thereof, or Customer's reliance on or use of information, services or merchandise provided on or through the Service, or that result from mistakes, omissions, interruptions, deletion of files, errors, defects, delays in operation, or transmission, or any failure of performance.

13.3 Without in any manner limiting the express limitations contained in this section, Supplier shall not be liable to Customer for any:

         (a) act or omission of a telecommunications carrier whose facilities are used in establishing connections to points which Supplier does not directly serve;

         (b) disclosure of private communications to parties other than the intended recipient, or the disclosure of confidential information;

         (c) restriction or inhibition imposed by a party other than Supplier from using or accessing the Internet;

         (d) posting, transmittal or receipt over Supplier's communications system of any material that constitutes or encourages conduct that might constitute a criminal offense, give rise to civil liability, or otherwise violate any applicable laws and regulations;

         (e) posting or transmittal of any information or software that Customer is aware contains a virus, worm, cancel bot or other harmful component; or

         (f) infringement of patents or other proprietary rights arising from combining or using Customer-provided facilities with Supplier Equipment or the Services.

13.4 The foregoing limitations shall apply to all acts or omissions of Supplier whether negligent or otherwise which would, but for this section, give rise to a cause of action in contract and/or tort law.

14.      General

14.1 This Agreement shall enure to the benefit of and be binding upon Supplier and Customer, and their respective heirs, executors, administrators, successors and permitted assigns. Customer shall not assign this Agreement without Supplier's prior written consent, such consent not to be unreasonably withheld.

14.2 This Agreement forms the entire agreement between the parties concerning the subject matter hereof and supersedes all prior written and oral agreements between the parties. Any modification of this Agreement shall not be valid unless reduced to writing and agreed to by Customer and Supplier.

14.3 Notwithstanding any other term of this Agreement, neither Party shall be liable for any delay, interruption or fault in the performance of its obligations hereunder if caused by acts of God, war, declared or undeclared, fire, flood, storm, slide, earthquake, power failure, inability to obtain equipment, supplies or other facilities not caused by failure to pay the then prevailing prices, labour disputes or any other similar event beyond the control of the party affected which may prevent or delay such performance. If any such act or event occurs or is likely to occur the party affected shall promptly notify the other party, giving particulars of the event. The party so affected shall use all reasonable efforts to eliminate or remedy the event, but shall not be obligated to take any action relating to a labour dispute.

14.4 Supplier reserves the right to refuse to carry out any work at any Customer Sites which, in Supplier's reasonable opinion is, or may be a hazardous workplace environment. Supplier shall comply with all of Customer's safety requirements where applicable, however, any protective clothing or any other equipment required as a result of Customer's requirements shall be provided to Supplier at no cost.

14.5 The parties hereto represent that they have full authority to enter into this Agreement and that no further act or approval is required to make this Agreement binding other than signature by each party's authorized signatory. Should any portion of this Agreement be held to be void in law, this Agreement shall be construed, so far as is possible, as if such portion had never been contained herein. This Agreement shall be construed and interpreted in accordance with the laws of the Province of British Columbia.

14.6 Notice to be provided under this Agreement shall be effectively delivered if delivered by hand, sent by facsimile transmission, or forwarded by registered mail to the business address of the other party, and to the attention of the authorized signatories as described on the first page of this Agreement. Notice shall be deemed to be delivered on the date of delivery or the date following facsimile transmission or if sent by registered mail on the third day after mailing.

                                  Services Fees

The Agreement between Supplier and ABLE AUCTIONS (1991) LTD., consists of the following services.

Site Address :  8308 - 129 Street, Surrey, BC  V3W 0A6


                                                      Setup or                    Monthly Fees
Description                                          Onetime Fees


Connectivity Services

2, BIADSL Internet Connections                          N/A                         $900.00
BIADSL Usage Fees                                       N/A                         $20.00/GB (over 40GB)


Basic Services

Primary Mail Services (40 Mailboxes)1                   N/A                             N/A



1 Disk Usage Fee                                        N/A                         $1.00/MB (10MB - 1GB)






Term of the Agreement: This Agreement shall have effect from and after the Effective Date and shall continue for a period of 1 year following the "Service Effective Date".

                              Service Descriptions


SECTION 1 - CONNECTIVITY SERVICES

Business Internet ADSL (BIADSL) Service

Includes the facilities, facility termination unit, and a customer premise router with an 10BaseT Ethernet RJ45 connector. The equipment is owned, installed and maintained by Supplier. Service will be delivered via Supplier over an existing individual TELUS Business telephone line.

The business telephone line (1B) is the responsibility of the customer to have in place before the BIADSL service is installed. The BIADSL service fees do not include the charges for the business telephone line (1B) which the BIADSL is installed over, the service (including any fees) is a separate arrangement between TELUS and the customer.

The BIADSL Service will have performance levels that are dependent on the telephone line loop condition where it is installed. The performance will vary over time as loop conditions vary. As such no specific performance levels in terms of throughput can be guaranteed by the supplier.

All efforts will be made to qualify the telephone line loop for suitability of the ADSL service before an order is accepted from a customer. However, it may be determined during installation at the customer site that the telephone line loop is unsuitable for the BIADSL service. Under such circumstances the BIADSL contract will be terminated without penalty and the BIADSL service installation fee returned to the customer.

Because of the nature of the ADSL technology the BIADSL service cannot be moved from one location to another. A new service would need to be installed at the new location.

COMPLIMENTARY SERVICES

The following services are provided at no charge when a Connectivity Service is purchased.

Simple Mail Transfer Protocol (SMTP) Mail Feed

Supplier will route SMTP traffic to Customer's primary mail server.

Usenet News Server

Supplier provides Customer with access to approximately 25,000 news and discussion groups through Supplier's Usenet news server. For a one time fee, Supplier will provide newsgroup filtering services (See section on News filtering).

IP Address Registration

Every user/computer accessing the Internet must have a unique Internet (IP) address. Supplier will register/provide Customer with sufficient IP addresses for Customer's hosts.

A typical IP address is structured as 4 sets numbers separated by periods. (e.g. 131.108.122.204). The first 3 numbers in the address identifies the customer's network (e.g. 131.108.122), while the last number identify the individual hosts on the network (e.g. 204). Subnetting of a full class "C" address may be required.

As representatives of Customer, Supplier will negotiate with Internic to acquire and justify the requested number of addresses. The number of addresses will be determined by the Internic and not by Supplier.

Addresses assigned to Customer are the property of Supplier. At the end of the Term, the assigned IP addresses shall be returned to Supplier.

Secondary Domain Name Server (SDNS)
Supplier will provide secondary Domain Name Server Service for Customer.


SECTION 2 - BASIC SERVICES

Primary Mail Server
Supplier will administer and store Customer's e-mail on its server. Ten megabytes of free disk space is provided per mailbox with an additional monthly charge of $1.00/MB over 10MB.

                                           Contract No: ________________________


                      INTERNET BUSINESS SERVICES AGREEMENT


This Agreement is made between

                  DEXTON ENTERPRISES INC., a Company having its head office at 3112 Boundary Road, Burnaby, British Columbia ("Customer")

AND
                  BC TEL ADVANCED COMMUNICATIONS, a division of BC TEL
                  SYSTEMS SUPPORT INC., a company incorporated pursuant to the laws of British Columbia and having its head office at 2200 - 4720 Kingsway, Burnaby, British Columbia, V5H 4N2 ("Supplier")



WHEREAS Supplier wishes to provide and Customer wishes to receive Internet Business Services subject to and in accordance with the terms of this Agreement,

NOW THEREFORE, this Agreement witnesses that Customer and Supplier agree to be bound by the General Terms and Conditions and the Exhibits attached to this Agreement which form an integral part of this Agreement.

This Agreement shall have effect as of the date upon which Supplier receives a copy of this Agreement duly executed by Customer.

IN WITNESS WHEREOF, Customer and Supplier have executed this Agreement by their authorized signatories.

                         DEXTON ENTERPRISES INC.

                         By:          /s/ Christopher D'Souza
                                      Authorized Signatory

                         Name:        Christopher D'Souza
                                      (Please Print)

                         Title:       M.I.S. Project Manager


                         Date:        June 15, 1999

                         BC TEL ADVANCED COMMUNICATIONS,
                         a division of BC TEL SYSTEMS SUPPORT INC.

                         By:          /s/ Jim McLean
                                      Authorized Signatory


                         Name:        Jim McLean

                         Title:       Manager, Business Internet Services

                         Date:        July 2, 1999

                      INTERNET BUSINESS SERVICES AGREEMENT

                          General Terms and Conditions



1.       Definitions

         In this Agreement and the Exhibits attached, the following words have the meanings set out below:

          "Customer Equipment" means Customer owned equipment that provides the interface to Supplier Equipment;

          "Customer Particulars Exhibit" means the Exhibit of particulars respecting Customer attached to this Agreement;

          "Customer Sites" means the Customer end-user locations described in the Customer Particulars Exhibit;

          "Effective Date" means the date upon which this Agreement shall have effect, as specified on page 1 of this Agreement;

          "Fees" means, in respect of any Services, the fees payable by Customer to Supplier in respect of the Services described in each Services Exhibit;

          "Indemnitees" means the persons described in section 8.3 of this Agreement.

          "Service Effective Date" means the date upon which the Services are available for use by Customer, unless otherwise specified in respect of a particular Service in a Services Exhibit;

          "Services Exhibit" means, in respect of each of the Services provided pursuant to this Agreement, the Services Exhibit which describes the Service, the Fees applicable to each Service, the Customer Equipment required for each Service and the date by which the Services are available for use by Customer;

          "Service(s)" shall mean the services to be supplied to Customer in accordance with the terms of this Agreement, all as described in the Services Exhibit;

          "Supplier Communication System" means Supplier Equipment and all Supplier owned software and electronics used to provide Services to Customer;

          "Supplier Equipment" means Supplier's equipment and hardware dedicated exclusively to the supply of Services to Customer as may be described in the Services Exhibit; and

          "Term" means the term of this Agreement as set out on the Customer Particulars Exhibit, unless otherwise specified in respect of a particular Service in a Services Exhibit.

2.       Services

2.1 Supplier shall provide the Services in accordance with the terms of this Agreement. Customer shall receive the Services from Supplier and comply with the terms of this Agreement.

2.2 Throughout the Term, Customer may request in writing additional Services or that Services be made available at additional Customer Sites or that additional access feeds be provided at existing Customer Sites. If Supplier can accommodate such requests, Supplier shall provide a quote respecting the Fees applicable for such request and specify a date by which the requested Services will be available to Customer.

3.       Installation

3.1 Supplier shall be responsible to install and maintain the cabling required to provide Services to the legal boundary of the properties upon which the Customer Sites are located. Customer shall be responsible to obtain at its sole cost all rights-of-way, permissions and/or third party consents required to permit Supplier to install and maintain the cabling from such legal boundary to the Customer Equipment. Customer shall at its sole cost undertake all necessary preparations required to comply with Supplier's reasonable installation and maintenance instructions.

3.2      Customer shall ensure that:

         (a) all work required to be done by Customer pursuant to section 3.1 shall be done in accordance with all applicable laws and in accordance with Supplier's instructions; and

         (b) all utilities, accesses and building alterations required to install and service the Supplier Equipment are provided at Customer's sole cost at least seven days prior to the date the Services are available for use by Customer.

4.       Service Effective Date

4.1 Supplier shall exert all reasonable efforts to ensure that the Services are available for use by Customer by the date specified in writing by Supplier to Customer upon Supplier's receipt of a signed copy of this Agreement from Customer. Customer shall use all reasonable efforts to complete its obligations set out in section 3.1 in a timely manner.

5.       Service Performance

5.1 Supplier shall use all reasonable efforts to ensure the continuous supply of Services to Customer. Evaluation of the performance of the Services does not include performance during maintenance windows
         reserved  to  allow  installation,   system  upgrades  and  to  add  or
         re-configure Customer's end-users and other Customers, unplanned outages or problems originating from parties other than Supplier or Supplier's contractors. The maintenance windows will be scheduled, based on Customer feedback, to minimize the impact on Customer's use of the Services.

6.       Equipment

6.1 Subject to sections 3.1 and 3.2, Supplier shall supply and install Supplier Equipment at the Customer Sites. Supplier shall lease to Customer the Supplier Equipment upon the following terms:

         (a) Fees include any lease payments for Supplier Equipment and such shall be deemed terminated on expiry of the Term or termination of this Agreement or upon removal of Supplier Equipment pursuant to sections
         12.1 or 12.2;

         (b) Supplier Equipment shall at all times remain the property of Supplier, notwithstanding that such equipment or any part thereof may at any time be affixed or attached to real property or any building; and

         (c) Customer shall be liable for any loss, theft or damage to Supplier Equipment situated on Customer's property, whether such loss, theft or damage is attributable to the fault of Customer or otherwise, ordinary wear and tear excepted.

6.2 Customer shall be responsible for the use and compatibility of equipment or software which is not Supplier Equipment. If Customer uses equipment or software which is not Supplier Equipment which impairs Customer's use of the Service, Customer shall remain liable for payment for the Service. Upon notice from Supplier that the equipment or software which is not Supplier Equipment is causing or is likely to cause hazard, interference or service disruption, Customer shall eliminate the likelihood of hazard, interference or service disruption. Customer shall, if necessary, pay Supplier to address difficulties caused by equipment or software which is not Supplier Equipment.

7.       Maintenance Obligations

7.1 Subject to section 7.2, Supplier shall at its sole cost maintain Supplier Communication System in good operating condition provided that Supplier shall not be responsible for any repair or maintenance caused by:

         (a) Supplier Equipment being used other than for the purposes intended under this Agreement or being operated other than in accordance with Supplier's specifications;

         (b) catastrophe, accidents or the fault, negligence, misuse, improper or unauthorized use of Supplier Equipment by Customer, its employees, agents or contractors;

         (c) removal of Supplier Equipment from the locations authorized pursuant to this Agreement without the Supplier's prior written consent, such consent not to be unreasonably withheld; or

         (d) Customer uses, additions or alterations to Supplier Equipment without the Supplier's prior written consent, such consent not to be unreasonably withheld.

7.2 Supplier, its employees, contractors, and agents shall at all times enjoy reasonable access to any Customer controlled cabling or facilities which Supplier is obligated in any manner to maintain including Supplier Equipment and shall be provided a safe environment in which to perform any work to be undertaken by Supplier in accordance with this Agreement. Customer shall be responsible for ensuring timely access by Supplier to each Customer Site. If Supplier is delayed by Customer in any manner in obtaining reasonable access to each Customer's Site, the obligations of Supplier shall be waived to the extent attributable to delayed or prohibited access. Customer shall upon request reimburse Supplier at Supplier's current labour rates if such delayed or prohibited access results in travel or waiting time for Supplier.

8.       Customer Obligations

8.1 Customer shall at its expense maintain all Customer Equipment. Customer shall ensure that all equipment used by Customer (excluding Supplier Equipment) is technically and operationally compatible with Supplier Equipment and the Supplier Communication System. Supplier shall not be obligated to connect any Supplier Equipment to any equipment used by Customer which does not comply with these requirements.

8.2 Customer shall use all reasonable efforts not to do and shall advise its customers not to do any of the following:

         (a) knowingly disclose confidential information, except as required by law;

         (b) knowingly engage in any activity which, in the reasonable opinion of Supplier, might restrict, inhibit or deny any customer of Supplier from using or accessing the whole or any part of the Internet; or

         (c) knowingly facilitate the communication of any material that constitutes or encourages conduct that might constitute a criminal offense, give rise to civil liability, or otherwise violate any applicable laws and regulations.

8.3 Supplier, its officers, directors, employees, affiliates and suppliers (collectively, the "Indemnitees") do not assume any liability in connection with breach by Customer of the foregoing obligations or for acts or omissions of Customer which occasion direct, indirect, incidental or consequential damages to Supplier Communication System or to other third parties and Customer shall indemnify and hold harmless the Indemnitees for any and all such breaches, acts or omissions. Customer agrees to defend, indemnify and hold the Indemnitees harmless from any and all liabilities, costs and expenses, including reasonable attorneys' fees, related to or arising from:

         (a)  any violation of this Agreement by Customer;

         (b) the use of the Service or the Internet or the placement or transmission of any message, information, software or other materials on the Internet by Customer;

         (c) negligent acts or omissions of Customer, its officers, employees, agents or contractors in connection with the installation, maintenance, use or removal of any equipment or software not provided by Supplier which is connected to the Services; or

         (d) claims for infringement of proprietary rights arising from the use by Customer of equipment, hardware or software, apparatus or systems not provided by Supplier in connection with the Service.

9.       Limited Software License

9.1 All right, title and interest in and to any software programs forming part of the Supplier Equipment or Supplier Communication System shall remain that of Supplier or the licensing party which authorized its use by Supplier. Customer shall not change or copy such software programs (except for safeguard or archive copies marked to show Supplier's ownership) nor make it available to any employees, contractors, agents or third parties other than those who require it to receive the Services.

10.      Fees

10.1 Customer shall pay Fees commencing on the Service Effective Date and continuing monthly in advance thereafter throughout the Term.

10.2 All Fees shall be payable no later than 30 days following receipt of an invoice which shall be deemed accepted by Customer if not disputed within 30 days of the invoice date. All payments shall be made by Customer at the address specified by Supplier. Interest on overdue amounts shall accrue at 21% per annum. For any incomplete calendar month, Fees shall be adjusted on a daily basis.

10.3 Customer shall pay in addition to the Fees, all taxes, assessments and government charges including but not limited to Social Service Tax, Excise Tax, Goods and Services Tax, and any other taxes applicable to the receipt of the Services excluding taxes on the income of the Supplier.

11.      Renewal of Term

11.1 This Agreement shall be renewed and extended automatically on the same terms and conditions as are contained in this Agreement except for the Fees, which shall be set at Supplier's then current rates, unless either party gives to the other at least 60 days written notice of its election to terminate the Agreement prior to the expiry of the Term or any renewal period.

12.      Termination and Suspension of Service

12.1 In addition to any other remedies available to Supplier for breach or default, Supplier may immediately terminate, restrict or suspend the provision of Services to Customer:

         (a)  if any Fees payable hereunder are not paid when due; or

         (b) if, upon 20 days written notice, Customer fails to comply with any of its other obligations under this Agreement.

         In the event of default or breach by Customer, Supplier may enter Customer's premises and remove all Supplier Equipment.

12.2 Supplier may immediately deny Customer access to all or part of the Internet upon notice if Customer engages in any conduct or activities that Supplier in its sole discretion believes violates this Agreement or any policy adopted by Supplier from time to time of which notice is given in advance to Customer including, without limitation, Supplier's Acceptable Use Policy a copy of which can be obtained from the Internet address http://www.bcteladvanced.com/aup/index.html. If Supplier denies Customer access to the Internet because of such a violation, neither Customer nor its customers shall have any right to:

         (a) access through Supplier any materials stored on the Internet; or

         (b) access third party services, merchandise or information on the Internet through Supplier, and Supplier shall have no responsibility to notify any third-party providers of services, merchandise or information nor any responsibility for any consequences resulting from lack of notification.

12.3 If Supplier fails to comply with any of its obligations hereunder and Customer provides prompt written notice of such failure to Supplier, Supplier shall have 30 days from receipt of such notice to rectify the failure. If, at the end of such 30 day period, Supplier has not remedied the failure, Customer may, within a further ten day period, elect in writing to terminate Services to the affected Customer Sites. If Customer does so, Supplier shall terminate Services between those points and no further Fees shall be applicable in connection with the discontinued Service from the date of the original written notification from the Customer to terminate the Service and Supplier shall be entitled at its sole cost to remove all Supplier Equipment located at Customer Site.

13.      Limitation of Liability

13.1 Customer understands that the Indemnitees do not operate or control the Internet in any way, and that all merchandise, information and services offered or made available on the Internet are offered or made available by third parties who are not affiliated with the Indemnitees. The Indemnitees do not make any express or implied warranties or representations whatsoever (including without limitation warranties of title or non-infringement, or the implied warranties of merchantability or fitness for a particular purpose) with regard to any merchandise, information or service provided through the Internet, and they shall not be liable for any cost or damage arising either directly or indirectly from any such transaction.

13.2 Under no circumstances shall Supplier, its affiliates or contractors be liable for any indirect incidental, special, punitive or consequential damages that result in any way from Customer's use of or inability to use the Service or to access the Internet or any part thereof, or Customer's reliance on or use of information, services or merchandise provided on or through the Service, or that result from mistakes, omissions, interruptions, deletion of files, errors, defects, delays in operation, or transmission, or any failure of performance.

13.3 Without in any manner limiting the express limitations contained in this section, Supplier shall not be liable to Customer for any:

         (a) act or omission of a telecommunications carrier whose facilities are used in establishing connections to points which Supplier does not directly serve;

         (b) disclosure of private communications to parties other than the intended recipient, or the disclosure of confidential information;

         (c) restriction or inhibition imposed by a party other than Supplier from using or accessing the Internet;

         (d) posting, transmittal or receipt over Supplier's communications system of any material that constitutes or encourages conduct that might constitute a criminal offense, give rise to civil liability, or otherwise violate any applicable laws and regulations;

         (e) posting or transmittal of any information or software that Customer is aware contains a virus, worm, cancel bot or other harmful component; or

         (f) infringement of patents or other proprietary rights arising from combining or using Customer-provided facilities with Supplier Equipment or the Services.

13.4 The foregoing limitations shall apply to all acts or omissions of Supplier whether negligent or otherwise which would, but for this section, give rise to a cause of action in contract and/or tort law.

14.      General

14.1 This Agreement shall enure to the benefit of and be binding upon Supplier and Customer, and their respective heirs, executors, administrators, successors and permitted assigns. Customer shall not assign this Agreement without Supplier's prior written consent, such consent not to be unreasonably withheld.

14.2 This Agreement forms the entire agreement between the parties concerning the subject matter hereof and supersedes all prior written and oral agreements between the parties. Any modification of this Agreement shall not be valid unless reduced to writing and agreed to by Customer and Supplier.

14.3 Notwithstanding any other term of this Agreement, neither Party shall be liable for any delay, interruption or fault in the performance of its obligations hereunder if caused by acts of God, war, declared or undeclared, fire, flood, storm, slide, earthquake, power failure, inability to obtain equipment, supplies or other facilities not caused by failure to pay the then prevailing prices, labour disputes or any other similar event beyond the control of the party affected which may prevent or delay such performance. If any such act or event occurs or is likely to occur the party affected shall promptly notify the other party, giving particulars of the event. The party so affected shall use all reasonable efforts to eliminate or remedy the event, but shall not be obligated to take any action relating to a labour dispute.

14.4 Supplier reserves the right to refuse to carry out any work at any Customer Sites which, in Supplier's reasonable opinion is, or may be a hazardous workplace environment. Supplier shall comply with all of Customer's safety requirements where applicable, however, any protective clothing or any other equipment required as a result of Customer's requirements shall be provided to Supplier at no cost.

14.5 The parties hereto represent that they have full authority to enter into this Agreement and that no further act or approval is required to make this Agreement binding other than signature by each party's authorized signatory. Should any portion of this Agreement be held to be void in law, this Agreement shall be construed, so far as is possible, as if such portion had never been contained herein. This Agreement shall be construed and interpreted in accordance with the laws of the Province of British Columbia.

14.6 Notice to be provided under this Agreement shall be effectively delivered if delivered by hand, sent by facsimile transmission, or forwarded by registered mail to the business address of the other party, and to the attention of the authorized signatories as described on the first page of this Agreement. Notice shall be deemed to be delivered on the date of delivery or the date following facsimile transmission or if sent by registered mail on the third day after mailing.

                                  Services Fees

The agreement between Supplier and DEXTON ENTERPRISES INC., consists of the following services.

                                                      Setup or                Monthly Fees
Description                                          Onetime Fees


Power & Space Services 100Mbps Port (12")2             $500.00                  $450.00
Power & Space Services Additional Rack Space (24")        2                     $200.00




2Server Park Usage Fees
                                                        N/A                     N/A (0GB - 2GB)
                                                        N/A                     $25.00/GB (2GB - 5GB)
                                                        N/A                     $20.00/GB (6GB - 10GB)
                                                        N/A                     $15.00/GB (10GB+)





Term of the Agreement: This Agreement shall have effect from and after the Effective Date and shall continue for a period of 1 year (s) following the "Service Effective Date".

                              Service Descriptions


SECTION 1 - HOSTING SERVICES


Power and Space Services

Supplier will provide one network access, secured rack space and 110V AC power for one Customer owned server (system unit only). Connectivity between customer equipment housed in the Server Park and the destination network will be provided via 10 Mbps or 100 Mbps Ethernet connections. Customers who purchase the 100Mbps option must select from a range of Virtual Circuit Peak Information Rates (10, 20, 30, 50, 100Mbps) for connections between the Server Park and the destination network. Each customer machine will receive its own switched Ethernet port on a local Ethernet switch. Additional Ethernet ports are available as an option in both 10Mbps and 100Mbps configurations.

Customer workstation must fit within a standard 19" or 23" cabinet enclosure and take no more than 12" of vertical space. Additional space within the enclosures is available as an option in increments of 12".

For Intel based PC servers that require monitor, keyboard and mouse connections, a matrix switch port will be provided by supplier which simulates physical monitor/keyboard/mouse connections to allow resets and power cycling to occur without incurring boot up system errors.

Customer equipment located within the BCTAC Server Park will be housed in a secure and monitored machine room environment. Access to this environment is restricted to BCTAC service personnel responsible for support and installation activities within the Server Park. To maintain this secure environment for all machines located there, physical access to the machine room environment will not be permitted to customers under any circumstances. Customer access to equipment is available utilizing the following mechanisms.

         Customer Supplied Remote Access Software: Customers may remotely access equipment stored in the server park utilizing IP based utilities installed on their equipment. Programs such as TELNET, FTP, RSHELL, SSH, X-Windows or other remote control applications may be used to administer or copy files to their servers. Applications of this type must be installed and supported by the customer.

         Remote Console Access: For customers with Power & Space servers which have console ports for system control and administration, BCTAC can provide secured console access. Utilizing Internet attached terminal servers, protected by Security Dynamics SecurID one-time password cards, BCTAC can provide separate terminal server ports to connect to console ports of Customer equipment. Remote Console Access is an optional service which may be purchased in concert with Power and Space services.

         Physical Access: Although direct physical access to the Server Park equipment room is not permitted, access to the Server Park is available through a reception desk at the facility.

         This desk may be used to drop off equipment for installation or pick up equipment for repair. In addition, customers that wish to have diskettes or CD's mounted within their servers may bring them to the reception office during normal business hours and request that they be installed in their equipment.

          The reception desk is available during normal business hours. Access to the facility after these hours may require the payment of an additional escort fee.

Customer is responsible for insuring and maintaining equipment residing on Supplier's premise. Supplier is not liable for any loss, theft or damage to Customer's equipment residing on Supplier's premise.

Outside of environment control, power availability and network access, the operational status of Customer equipment residing on Supplier's premise is the responsibility of Customer.

Server Park services include a monthly fee for port and rack space in addition to network usage fees.